AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Equity Buffer100 Protection ETF

(the “Fund”)

Supplement, dated March 31, 2026

to the Fund’s Prospectus, dated March 1, 2026

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to a “Participation Rate” that represents the rate at which the Fund will seek to track the positive share price returns of the SPDR® S&P 500® ETF Trust over the Outcome Period. The Fund’s current Outcome Period will end on March 31, 2026, following which the Fund will reset and commence a new Outcome Period beginning April 1, 2026, as shown in the table below. At the beginning of the new Outcome Period, the Participation Rate will reset, and the Participation Rate for the Fund for the new Outcome Period will be as shown in the table below.

Fund Name	Ticker	New Outcome Period	New Outcome Period Participation Rate
AllianzIM U.S. Equity Buffer100 Protection ETF	AIOO	April 1, 2026 to June 30, 2026	16.63%

The Fund’s return will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

The Fund’s prospectus is amended to revise all references to the dates associated with the Outcome Period to reflect the corresponding new Outcome Period and to the Participation Rate to reflect the corresponding New Outcome Period Participation Rate, as set forth in the table above.

In addition, the table on page 6 of the Fund’s prospectus is updated as follows to reflect the New Outcome Period Participation Rate: 16.63%:

Underlying ETF Performance	-100%	-50%	-20%	-10%	0%	5%	10%	20%	50%	100%
Fund Performance	0%	0%	0%	0%	0%	0.83%*	1.66%*	3.33%*	8.32%*	16.63%*

AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Equity Buffer15 ETF

(the “Fund”)

Supplement, dated March 31, 2026

to the Fund’s Prospectus, dated March 1, 2026

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s current Outcome Period will end on March 31, 2026, following which the Fund will reset and commence a new Outcome Period beginning April 1, 2026, as shown in the table below. At the beginning of the new Outcome Period, the Cap will reset.

The Cap for the Fund for the new Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.64% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	New Outcome Period Cap
AllianzIM U.S. Equity Buffer15 ETF	QBSF	April 1, 2026 to June 30, 2026	3.23% (before management fee) 3.07% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

The Fund’s prospectus is amended to revise all references to the dates associated with the Outcome Period to reflect the corresponding new Outcome Period and to the Cap to reflect the corresponding New Outcome Period Cap, as set forth in the table above.